Summary Prospectus	February 28, 2020
Direxion Shares ETF Trust
Direxion MSCI Developed Over Emerging Markets ETF
Ticker: RWDE
Listed on NYSE Arca
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at http://www.direxion.com/regulatory-documents. You can also get this information at no cost by calling (866) 476-7523 or by sending an email request to info@direxionshares.com. The Fund’s prospectus and statement of additional information, both dated February 28, 2020, and the most recent shareholder report, are incorporated by reference into this Summary Prospectus.
IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Summary Prospectus	February 28, 2020
Direxion Shares ETF Trust
Direxion MSCI Developed Over Emerging Markets ETF
Ticker: RWDE
Listed on NYSE Arca
Investment Objective
The Direxion MSCI Developed Over Emerging Markets ETF (the “Fund”) seeks investment results, before fees and expenses, that track the MSCI EAFE IMI - Emerging Markets IMI 150/50 Return Spread Index (the “Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses (Operating Services Fees)(1)	0.05%
Acquired Fund Fees and Expenses(2)	0.08%
Total Annual Fund Operating Expenses	0.53%
(1)	Rafferty Asset Management, LLC (“Rafferty” or “Adviser”) has entered into an Operating Services Agreement with the Fund. Under this Operating Services Agreement, Rafferty has contractually agreed to pay all expenses of the Fund as long as it is the advisor of the Fund other than the following: management fees, Rule 12b-1 distribution and/or service fees, taxes, swap financing and related costs, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, and extraordinary expenses. The Operating Services Agreement may be terminated at any time by the Board of Trustees.
(2)	"Acquired Fund Fees and Expenses" include fees and expenses incurred indirectly by the Fund as a result of investments in other investment companies, including investments in money market funds. Because Acquired Fund Fees and Expenses are not borne directly by the Fund, they will not be reflected in the expense information in the Fund's financial statements and the information presented in the table will differ from that presented in the Fund's financial highlights included in the Fund's reports to shareholders.
Example - This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$54	$170	$296	$665
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund’s portfolio turnover rate was 0% of the average value of its portfolio for the fiscal period from the Fund’s inception on January 16, 2019 through October 31, 2019. However, this portfolio turnover rate is calculated without regard to cash instruments or derivative transactions. If the Fund's use of derivatives were reflected, the Fund's portfolio turnover rate would be higher.
Principal Investment Strategy
The Index measures the performance of a portfolio that has 150% long exposure to the MSCI EAFE IMI Index (the “Long Component”) and 50% short exposure to the MSCI Emerging Markets IMI Index (the “Short Component”). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a developed over emerging investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component.
The Fund, under normal circumstances, invests at least 80% of its net assets (plus borrowing for investment purposes) in securities that comprise the Long Component of the Index or shares of exchange-traded funds (“ETFs”) that track the Long Component of the Index. Additionally, the Fund will invest in derivatives, such as swap agreements or futures contracts that provide long and short exposure to Index securities and/or ETFs that track the Long or Short Component of the Index.
Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. The Fund intends to use derivatives to obtain up to 70% of the Fund’s exposure to the Long Component of the Index and to use derivatives to obtain all of the Fund’s exposure to the Short Component of the Index. This will result in the Fund having both long and short derivatives positions.
The MSCI EAFE IMI Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of large- and mid-capitalization companies across the following 21 developed market countries around the world, excluding the US and Canada: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The Index is reviewed and reconstituted semi-annually.
As of December 31, 2019, the MSCI EAFE IMI Index consisted of 3,264 constituents, which had an average market

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capitalization of $5.3 billion, a median market capitalization of $1.2 billion, market capitalizations ranging from $1.2 billion to $322 billion and were concentrated in the financials and industrials sectors.
The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and a lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Investments in emerging markets have the potential for significantly higher or lower rates of return and carry greater risks than investments in more developed economies.
The MSCI Emerging Markets IMI Index is a free float-adjusted market capitalization weighted index that is designed to represent the performance of large- and mid-capitalizations securities across the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. The Index is reconstituted semi-annually.
As of December 31, 2019, the MSCI Emerging Markets IMI Index consisted of 3,057 constituents, which had an average market capitalization of $2.3 billion, total market capitalizations ranging from $17.3 million to $358.9 billion and were concentrated in the financials and information technology sectors.
The securities in the Index and the percentages represented by various sectors in the Index may change over time. The Fund will concentrate its investment in a particular industry or group of industries (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries) to approximately the same extent as the Index is so concentrated.
The Fund, at times, may also invest in, or short, the Index securities, a representative sample of the Index securities that has aggregate characteristics similar to those of the Index or a portion of the Index, or an ETF that tracks a portion of the Index or a substantially similar index. Additionally, the Fund may utilize derivatives, such as swaps or futures on the Index, or on an index that is substantially similar to the Long or Short Component of the Index. The Fund is expected to hold money market funds and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements as collateral for the derivative positions.
Principal Investment Risks
An investment in the Fund entails risk. The Fund may not achieve its investment objective and there is a risk that you could lose all of your money invested in the Fund. The Fund is not a complete investment program. In addition, the Fund presents risks not traditionally associated with other mutual funds and ETFs. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Derivatives Risk — The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of derivatives may result in larger losses or smaller gains than directly investing in or shorting securities. When the Fund uses derivatives, there may be imperfect correlation between the value of the reference assets and the derivative, which may prevent the Fund from achieving its investment objective. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of those amounts initially invested.
The Fund may use a combination of swaps on the Index and swaps on an ETF whose investment objective is to track the performance of the same, or a substantially similar index to achieve its investment objective. The reference ETF may not closely track the performance of the Index due to fees and other costs borne by the ETF and other factors. Thus, to the extent that the Fund invests in swaps that use an ETF as a reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with the Index as it would if the Fund used swaps that utilized the Index as the reference asset. Any financing, borrowing or other costs associated with using derivatives may also reduce the Fund’s return.
In addition, the Fund’s investments in derivatives are subject to the following risks:
•	Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. There are financing costs associated with swap transactions that may affect the Fund’s performance.
•	Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also
Summary Prospectus	3	Direxion MSCI Developed Over Emerging Markets ETF

limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund’s volatility. The value of an investment in the Fund may change quickly and without warning.
Shorting Risk - In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security. The Fund may also seek inverse or “short” exposure through the use of derivatives such as swap agreements or futures contracts, which will expose the Fund to certain risks such as an increase in volatility or decrease in the liquidity of the securities of the underlying short position. If the Fund were to experience this volatility or decreased liquidity, the Fund’s return may be lower, the Fund’s ability to obtain inverse exposure through the use of derivatives may be limited or the Fund may be required to obtain inverse exposure through alternative investment strategies that may be less desirable or more costly to implement. If the securities underlying the short positions are thinly traded or have a limited market due to various factors, including regulatory action, the Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. During such periods, the Fund’s ability to issue additional creation units may be adversely affected.
Long/Short Risk - The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. In a rising market, if the Fund’s long positions appreciate more rapidly than its short positions, the Fund would generate a positive return. If the opposite occurred, the Fund would generate a negative return. During a “bull” market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. There is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions. In addition, the Fund will have enhanced exposure to the securities of the Index’s Long Component (i.e., investment exposure that exceeds the amount of Fund net assets, a form of leverage) and may, under certain circumstances, lose more money in market environments that are adverse to its long positions than funds that do not employ such enhanced exposure. As a result, these investments may have losses that exceed the amount invested by the Fund in the Long Component.
Developed Country Investing Risk — Issuers from developed countries may be subject to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on service sectors (e.g., financial services sector, consumer services, etc.) as the primary means of economic growth. A prolonged slowdown in one or more service sectors is likely to have a negative impact on the economies of certain developed countries. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and may adversely affect certain issuers. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations on certain commodities and regulations impacting the import of commodities may negatively impact developed country economies.
Emerging Markets Risk — Securities from issuers located in emerging markets face the potential for greater market volatility, lower trading volume, higher levels of inflation, political and economic instability, greater risk of market shutdown and more government limitations on foreign investments in emerging market countries than typically found in more developed markets. Emerging market countries may include economies that concentrate in only a few industries, security issues that are held by only a few investors, limited trading capacity in local exchanges and the possibility that markets or issuances or securities offerings may be manipulated by foreign nationals who have inside information. Additionally, emerging markets often have less uniformity in accounting and reporting requirements, less reliable securities valuations and greater risks associated with custody of securities than developed markets. Emerging markets often have greater risk of capital controls through such measures as taxes or interest rate control than developed markets. Certain emerging markets countries may also lack the infrastructure necessary to attract large amounts of foreign trade and investment. Local securities markets in emerging market countries may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging market countries are frequently less developed and reliable than those in other developed countries. In addition, significant delays may occur in certain markets in registering the transfer of securities.
Economic, business, political, or social instability may adversely affect the value of emerging market securities more than securities of developed markets. Additionally, any of these developments may result in a decline in the value of a country’s currency. Emerging markets may develop unevenly and may never fully develop.
Index Correlation/Tracking Risk — There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by the Fund, the Fund’s holding of uninvested cash, costs of complying with various new
Summary Prospectus	4	Direxion MSCI Developed Over Emerging Markets ETF

or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These are costs that may be incurred by the Fund that are not incurred by the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder the Fund’s ability to meet its investment objective.
Due to the Index including instruments that trade on a different market than the Fund, the Fund's return may vary from a multiple of the performance of the Index because different markets may close before the New York Stock Exchange opens or may not be open for business on the same calendar days as the Fund. Additionally, due to differences in trading hours between different markets, and because the level of the Index may be determined using prices obtained at times other than the Fund's net asset value calculation time, correlation to the Index may be measured by comparing the Fund's daily return to a multiple of the daily performance of the Index or by comparing the daily change in the Fund's net asset value per share to a multiple of the daily performance of one or more U.S. ETFs that reflect the values of the securities underlying the Index as of the Fund's net asset value calculation time. It is important to note that the correlation to these ETFs may vary from the correlation to the Index due to embedded costs and other factors.
Index Strategy Risk —Securities held by the Fund will generally not be bought or sold in response to market fluctuations and may be concentrated in a particular industry if the Index is so concentrated. The Fund will generally not sell a security because its issuer is in financial trouble or its value has declined, unless that holding is removed or is anticipated to be removed from the Index.
The Index relies on various sources of information to assess the securities included in the Index, including information that may be based on assumptions or estimates. There is no assurance that the Index Provider’s calculation methodology or sources of information will provide an accurate assessment of the Index’s securities. Errors in Index data, Index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on the Fund and its shareholders.
Other Investment Companies (including ETFs) Risk— By investing in another investment company, including an ETF, the Fund becomes a shareholder of that investment company and as a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the other investment company, in addition to the fees and expenses of the Fund’s own operations. As a shareholder, the Fund must rely on the other investment company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in other investment companies. If the other investment company fails to achieve its investment objective, the value of the Fund’s investment will not perform as expected, thus affecting the Fund’s performance and its correlation with the Index. In addition, because shares of ETFs are listed and traded on national stock exchanges, their shares may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, depending on the demand in the market, the Fund may not be able to liquidate its holdings in ETFs at an optimal price or time, which may adversely affect the Fund’s performance.
Chinese Securities Risks — The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions and policy in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and may impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized. Additionally, the economy of China differs greatly from the U.S. economy in such respects as, structure, general development, government involvement, wealth distribution, rate of inflation, interest rates, allocation of resources and capital reinvestment. Specifically, issuers in China are subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than issuers in more developed markets, and therefore, all material information may not be available or reliable.
European Economic Risk - The Economic and Monetary Union of the European Union (the “EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse impact on the economies of EU member countries and their trading partners. The European financial markets experienced volatility and were adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on, or restructuring of, government debt in several European countries, including Cyprus, Greece, Ireland, Italy, Portugal, Spain and Ukraine. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and economy. These concerns have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
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Responses to financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest, may limit future growth and economic recovery or may have other unintended consequences. Further defaults or restricting by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. In a referendum held on June 23, 2016, the United Kingdom resolved to leave the EU and the withdrawal agreement was finalized on January 31, 2020. The withdrawal of the United Kingdom from the EU has introduced significant uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the EU. Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.
The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.
Japanese Securities Risk - The growth of Japan’s economy has lagged that of its Asian neighbors and other major developed countries. Since 2000 Japan’s economic growth rate has remained relatively low, and it may remain low in the future. The Japanese economy is characterized by government intervention and protectionism, an unstable financial services sector, changes in its labor market, and is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility in Japan’s economy as well. Additionally, Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns.
Financials Sector Risk —Performance of companies in the financials sector may be materially impacted by many factors, including but not limited to, government regulations, economic conditions, credit rating downgrades, changes in interest rates and decreased liquidity in credit markets. Profitability of these companies is largely dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers also can negatively impact the sector. These companies are also subject to substantial government regulation and intervention, which may adversely impact the scope of their activities, the prices they can charge, the amount of capital they must maintain, and potentially, their size. Government regulation may change frequently and may have significant adverse consequences for financial companies, including effects that are not intended by such regulation. The impact of more stringent capital requirements, or recent or future regulation in various countries on any individual financial company or of the financials sector as a whole cannot be predicted. The financials sector is also a target for cyber attacks and may experience technology malfunctions and disruptions.
Industrials Sector Risk — Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events and economic conditions will also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely to a significant extent on U.S. and other government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies which are typically under pressure from efforts to control government spending budgets. Transportation companies, another component of the industrials sector, are subject to cyclical performance and therefore investment in such companies may experience occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements and insurance costs.
Information Technology Sector Risk — The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from competitors with lower production costs. Information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Large-Capitalization Company Risk — Large-capitalization companies may be less able to adapt to changing market conditions or to respond quickly to competitive challenges or to changes in business, product, financial, or market conditions and may not be able to maintain growth at rates that may be achieved by well-managed smaller and mid-size companies, which may affect the companies’ returns. Over certain periods, the performance of large-capitalization companies has trailed the performance of the overall markets.
Small- and/or Mid-Capitalization Company Risk — Small- and mid-capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources and often have limited
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product lines, services, markets, financial resources or are dependent on a small management group. Because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund resulting in more volatile performance. These companies may face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Micro-Capitalization Company Risk - Micro-capitalization companies often have limited product lines, narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small- or mid-capitalization. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.
Currency Exchange Rate Risk — Changes in foreign currency exchange rates will affect the value of the Fund’s investments in securities denominated in a country’s currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund’s net asset value.
Foreign Securities Risk — Investing in foreign instruments may involve greater risks than investing in domestic instruments. As a result, the Fund’s returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.
International Closed-Market Trading Risk— Because the Fund may invest in, and/or have exposure to, securities that are traded in markets that are closed when the NYSE Arca, Inc. is open, there are likely to be deviations between its current value and its last sale price. As a result, premiums or discounts to net asset value may develop in share prices. Additionally, the performance of the Fund may vary from the performance of the Index.
Counterparty Risk — A counterparty may be unwilling or unable to make timely payments to meet its contractual obligations or may fail to return holdings that are subject to the agreement with the counterparty. If the counterparty or its affiliate becomes insolvent, bankrupt or defaults on its payment obligations to the Fund, the value of an investment held by the Fund may decline. Additionally, if any collateral posted by the counterparty for the benefit of the Fund is insufficient or there are delays in the Fund’s ability to access such collateral, the Fund may not be able to achieve its investment objective. The Fund may also not be able to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral if such remedies are stayed or eliminated under special resolutions adopted in the United States, the European Union and various other jurisdictions.
In addition, the Fund may enter into swap agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. Further, there is a risk that no suitable counterparties will be willing to enter into, or continue to enter into, transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective.
Cybersecurity Risk - Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Early Close/Trading Halt Risk — An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk — Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk - The Fund may engage in active and frequent trading, which may lead to increased portfolio turnover, higher transaction costs, and the possibility of increased short-term capital gains (which will be taxable to shareholders as ordinary income when distributed to them) and/or long-term capital gains. Active and frequent trading may be due to Index rebalancing, cash purchases and sales of the Fund’s shares or other portfolio management reasons.
Investment Risk— An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Market Risk — Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence
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in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Non-Diversification Risk — The Fund is non-diversified, which means it invests a high percentage of its assets in a limited number of securities. Its net asset value and total return may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.
Securities Lending Risk— Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees the Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for the Fund.
Special Risks of Exchange-Traded Funds
Authorized Participants Concentration Risk. The Fund may have a limited number of financial institutions that may act as Authorized Participants. To the extent that those Authorized Participants exit the business or are unable to process creation and/or redemption orders, Shares may trade at a discount to net asset value. Authorized Participant concentration risk may be heightened for a fund that invests in non-U.S. securities or other securities or instruments that have lower trading volumes.
Market Price Variance Risk. Fund Shares are listed for trading on NYSE Arca and can be bought and sold in the secondary market at market prices rather than at net asset value. The market prices of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for Shares. Shareholders that purchase or sell Shares on the secondary market may trade Shares at a price greater than net asset value (a premium) or less than net asset value (a discount). There may be times when the market price and the net asset value vary significantly. The Fund’s investment results are measured based upon the net asset value of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience the same investment results as experienced by those creating and redeeming Shares at net asset value. There is no guarantee that an active secondary market will develop for Shares. To the extent that exchange specialists, market makers, Authorized Participants, or other participants are unavailable or unable to trade the Fund’s Shares and/or create or redeem Creation Units, bid-ask spreads and premiums or discounts may widen.
Trading Issues. Trading in Shares on an exchange may be halted due to market conditions or for reasons that, in the view of that exchange, make trading in Shares inadvisable. Extraordinary market volatility can lead to trading halts pursuant to “circuit breaker” rules of the exchange or market. There can be no assurance that Shares will continue to meet the listing requirements of the NYSE Arca, Inc.
Fund Performance
No prior investment performance is provided for the Fund because it does not have annual returns for at least one full calendar year prior to the date of this Prospectus. Updated performance will be available on the Fund’s website at www.direxion.com/etfs?producttab=performance or by calling the Fund toll-free at (866) 476-7523.
Management
Investment Adviser. Rafferty Asset Management, LLC is the Fund’s investment adviser.
Portfolio Managers. The following members of Rafferty’s investment team are jointly and primarily responsible for the day-to-day management of the Fund:
Portfolio Managers	Years of Service with the Fund	Primary Title
Paul Brigandi	Since Inception in January 2019	Portfolio Manager
Tony Ng	Since Inception in January 2019	Portfolio Manager
Purchase and Sale of Fund Shares
The Fund’s individual shares may only be purchased or sold in the secondary market through a broker, dealer or other financial intermediaries at market price rather than at net asset value. The market price of Shares will fluctuate in response to changes in the value of the Fund’s holdings and supply and demand for the Shares, which may result in shareholders purchasing or selling the Shares on the secondary market at a market price that is greater than net asset value (a premium) or less than net asset value (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for the Fund’s Shares (bid) and the lowest price a seller is willing to accept for the Fund’s Shares (ask) when buying or selling Shares on the secondary market (the “bid-ask spread”). Information regarding the Fund Shares such as net asset value, market price and related other information is available on the Fund’s website, www.direxion.com/etfs?producttab=performance.
The Fund’s shares are not individually redeemable by the Fund. The Fund will issue and redeem Shares only to Authorized Participants in exchange for cash or a deposit or delivery of a basket of assets (securities and/or cash) in large blocks, known as creation units, each of which is comprised of 25,000 Shares.
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or long-term capital gains. Those distributions will be subject to federal income tax and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions or investments made through tax-deferred arrangements may be taxed later upon withdrawal. Distributions by the Fund may be significantly higher than those of most other ETFs.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or financial
Summary Prospectus	8	Direxion MSCI Developed Over Emerging Markets ETF

advisor), the Fund and/or its Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Summary Prospectus	9	Direxion MSCI Developed Over Emerging Markets ETF

Direxion MSCI Developed Over Emerging Markets ETF
Summary Prospectus	SEC File Number: 811-22201